UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 29, 2008

                               ES BANCSHARES, INC.
                               -------------------
             (Exact Name of Registrant as Specified in its Charter)

    Maryland                       000-52178                   20-4663714
-----------------------------      ---------                   -----------
(State or Other Jurisdiction)      (Commission File No.)      (I.R.S. Employer
  of Incorporation)                                          Identification No.)


68 North Plank Road, Newburgh, New York                        12550
---------------------------------------                        -----
(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code:  (845) 561-0003
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 5.02.  Departure of Directors or Certain  Officers;  Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Not applicable.

(e) Employment Agreements. On December 29, 2008, ES Bancshares, Inc. (the "Company") and Empire State Bank, N.A. (the "Bank"), a wholly-owned subsidiary of the Company, entered into new employment agreements with Anthony P. Costa, Chief Executive Officer of the Company and the Bank, Philip Guarnieri, President and Chief Operating Officer of the Company and the Bank, Arthur W. Budich, Executive Vice President and Chief Financial Officer of the Company and the Bank, and Joseph L. Macchia, Senior Vice President - Retail Banking of the Company and the Bank (collectively, the "New Employment Agreements"). The New Employment Agreements supersede and replace the prior employment agreements entered into with Messrs. Costa, Guarnieri, Budich and Macchia.

     The New Employment Agreements were primarily amended and restated in order to comply with Section 409A of the Internal Revenue Code of 1986, as amended (the "Code"), including the final regulations issued by the Internal Revenue Service. Section 409A of the Code governs the deferral of compensation where a director, officer or employee has a legally binding right to compensation that is payable in a future year. Section 409A imposes new requirements with respect to deferral elections, payment events and payment elections.

     As amended, Messrs. Budich and Macchia's employment agreements provide that cash severance and other benefits payable upon the occurrence of a change in control will be reduced to the extent necessary to avoid excise taxes under Sections 280G and 4999 of the Code. Previously, the employment agreements provided for a tax gross-up if excise taxes would be payable under Section 280G and 4999 of the Code.

     The foregoing description of the New Employment Agreements are qualified in its entirety by reference to the New Employment Agreements that are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7 and 10.8 of this
Current Report, and is incorporated by reference into this Item 5.02.

Item 9.01. Financial Statements and Exhibits.

     (a) Financial Statements of Businesses Acquired: None

     (b) Pro Forma Financial Information: None

     (c) Shell Company Transactions. None

     (d) Exhibits:

         Exhibit Number           Description
         --------------           -----------

         Exhibit 10.1 Employment Agreement between ES Bancshares, Inc. and Anthony P. Costa, dated December 29, 2008.

         Exhibit 10.2 Employment Agreement between Empire State Bank, N.A. and Anthony P. Costa, dated December 29, 2008.

         Exhibit 10.3 Employment Agreement between ES Bancshares, Inc. and Philip Guarnieri, dated December 29, 2008.

         Exhibit 10.4 Employment Agreement between Empire State Bank, N.A. and Philip Guarnieri, dated December 29, 2008.

         Exhibit 10.5 Employment Agreement between ES Bancshares, Inc. and Arthur W. Budich, dated December 29, 2008.

         Exhibit 10.6 Employment Agreement between Empire State Bank, N.A. and Arthur W. Budich, dated December 29, 2008.

         Exhibit 10.7 Employment Agreement between ES Bancshares, Inc. and Joseph L. Macchia, dated December 29, 2008.

         Exhibit 10.8 Employment Agreement between Empire State Bank, N.A. and Joseph L. Macchia, dated December 29, 2008.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           ES BANCSHARES, INC.


DATE:  December 29, 2008               By: /s/ Philip Guarnieri
                                           -------------------------------------
                                           Philip Guarnieri
                                           President and Chief Operating Officer